UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to unit holders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

F i n a n c i a l    S t a t e m e n t s

Ironwood Multi-Strategy Fund LLC
Year Ended April 30, 2014
With Report of Independent Registered Public Accounting Firm

Ironwood Multi-Strategy Fund LLC

Financial Statements

Year Ended April 30, 2014

Ernst & Young LLP 560 Mission Street Suite 1600 San Francisco, CA 94105	Tel: +1 415-894-8000 Fax: +1 415-894-9099 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of
Ironwood Multi-Strategy Fund LLC

We have audited the accompanying statement of assets and liabilities of Ironwood Multi-Strategy Fund LLC (the “Fund”) as of April 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ironwood Multi-Strategy Fund LLC at April 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

June 24, 2014

A member firm of Ernst & Young Global Limited

1

Ironwood Multi-Strategy Fund LLC

Statement of Assets and Liabilities

April 30, 2014

Assets
Investment in Ironwood Institutional Multi-Strategy Fund LLC, at fair value (cost $595,755,731)	$610,224,672
Prepaid investment in Ironwood Institutional Multi-Strategy Fund LLC	39,435,960
Redemptions receivable from Ironwood Institutional Multi-Strategy Fund LLC	148,764
Other assets	23,963
Total assets	649,833,359

Liabilities
Subscriptions received in advance	39,511,786
Payable to Adviser	231,290
Redemptions payable	148,764
Accrued expenses	38,425
Total liabilities	39,930,265

Net assets	$609,903,094

Net assets consist of:
Paid-in capital	596,771,137
Accumulated net investment loss	(1,342,615)
Accumulated undistributed net realized gain from investments	5,631
Net unrealized appreciation on investments	14,468,941
Net assets	$609,903,094

Net asset value per unit: 552,183.13 units issued and outstanding, no par value.	$1,104.53

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

2

Ironwood Multi-Strategy Fund LLC

Statement of Operations

Year Ended April 30, 2014

Investment income
Dividend income from Ironwood Institutional Multi-Strategy Fund LLC	$22,848,998
Other income	12,612
Total investment income	22,861,610

Expenses
Account servicing fees	2,903,559
Filing fees	306,535
Fund administrative fees	302,009
Professional fees	200,115
Directors’ fees	50,000
Other	162,884
Total expenses	3,925,102

Expenses waived and/or reimbursed by Adviser	(1,019,900)
Net expenses	2,905,202

Net investment income	19,956,408

Realized and unrealized gain from investment in Ironwood Institutional Multi-Strategy Fund LLC
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	164,844
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	7,377,935
Net realized and unrealized gain from investment in Ironwood Institutional Multi-Strategy Fund LLC	7,542,779
Net increase in net assets resulting from operations	$27,499,187

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

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Ironwood Multi-Strategy Fund LLC

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2014	April 30, 2013

Net increase in net assets resulting from operations
Net investment income	$19,956,408	$3,251,871
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	164,844	5,948
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	7,377,935	6,002,053
Net increase in net assets resulting from operations	27,499,187	9,259,872

Distributions to Members
Distributions from net investment income	(21,028,454)	(3,573,157)
Distributions from net realized gains	(70,886)	-
Decrease in net assets from distributions to Members	(21,099,340)	(3,573,157)

Member transactions
Subscriptions (representing 373,179.02 and 120,206.28 units, respectively)	409,539,606	126,678,922
Reinvestment of distributions (representing 18,424.02 and 3,156.71 units, respectively)	19,775,016	3,226,822
Redemptions (representing 2,977.37 and 465.52 units, respectively)	(3,242,884)	(486,879)
Net increase in net assets from Member transactions	426,071,738	129,418,865

Total increase in net assets	432,471,585	135,105,580
Net assets, beginning of year	177,431,509	42,325,929
Net assets, end of year	$609,903,094	$177,431,509

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

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Ironwood Multi-Strategy Fund LLC

Statement of Cash Flows

Year Ended April 30, 2014

Operating activities
Net increase in net assets resulting from operations	$27,499,187
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investment in Ironwood Institutional Multi-Strategy Fund LLC	(164,844)
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	(7,377,935)
Purchases of investments in Ironwood Institutional Multi-Strategy Fund LLC	(428,234,433)
Proceeds from sales of Ironwood Institutional Multi-Strategy Fund LLC	3,230,273
Increase in prepaid investment in Ironwood Institutional Multi-Strategy Fund LLC	(33,544,960)
Increase in redemptions receivable from Ironwood Institutional Multi-Strategy Fund LLC	(124,484)
Increase in other assets	(9,757)
Decrease in payable to Investment Adviser	(2,166)
Increase in accrued expenses	11,451
Net cash used in operating activities	(438,717,668)

Financing activities
Subscriptions, net of change in subscriptions received in advance	429,031,892
Redemptions, net of change in redemptions payable	(3,118,400)
Dividend distributions	(1,324,324)
Net cash provided by financing activities	424,589,168

Net change in cash	$(14,128,500)
Cash at beginning of year	14,128,500
Cash at end of year	$-

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

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Ironwood Multi-Strategy Fund LLC

Financial Highlights

				Period from
	Year	Year	Year	January 1,
	Ended	Ended	Ended	2011* to
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011

For a unit outstanding throughout the year:
Net asset value, beginning of period	$1,084.83	$1,040.97	$1,043.42	$1,000.00
Net investment income (loss)(a)	60.84	33.60	7.07	(1.20)
Net realized gain and change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	22.99	62.09	0.18	44.62
Net increase in net assets resulting from operations	83.83	95.69	7.25	43.42
Distributions paid from:
Net investment income	(63.92)	(51.83)	(9.70)	-
Net realized gains	(0.21)	-	-	-
Total Distributions	(64.13)	(51.83)	(9.70)	-
Net asset value, end of year	$1,104.53	$1,084.83	$1,040.97	$1,043.42

Total return(b)	7.90%	9.50%	0.74%	4.34%

Ratio of total expenses to average net assets before expense waivers(c)	1.02%	1.32%	2.29%	0.35%
Ratio of total expenses to average net assets after expense waivers(c)	0.75%	0.76%	0.36%	0.35%
Ratio of net investment income (loss) to average net assets(c)	5.16%	3.52%	0.98%	(0.35%)

Net assets, end of year (in thousands)	$609,903	$177,432	$42,326	$104

(a) Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the period and a repurchase of the unit on the last day of the period, and assumes re-investment of all distributions during the period.

(c) Ratios do not reflect the Fund’s proportionate share of the income and expenses of Ironwood Institutional Multi-Strategy Fund LLC.

* Commencement of operations

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for periods less than a year have been annualized.  An individual Member's return and ratios may vary from these returns and ratios due to the timing of unit transactions.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

6

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

1. Organization

Ironwood Multi-Strategy Fund LLC (“the Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010. The Fund commenced operations on January 1, 2011 and operates pursuant to the terms and conditions of the amended and restated limited liability company agreement (“the LLC Agreement”). While non-diversified for the Investment Company Act of 1940 (“the 1940 Act”) purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by investing substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (“the Master Fund”).

Ironwood Capital Management Corporation serves as the Fund’s investment adviser (“the Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (“the Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (“the Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the LLC Agreement or unless and until required by law. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program, management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a “Feeder fund” in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as the Fund. At April 30, 2014, the Fund’s investment in the Master Fund represented 61.30% of the Master Fund’s net assets. The consolidated financial statements of the Master Fund including the consolidated schedule of investments are attached to this report and should be read with the Fund’s financial statements.

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Units on a best-efforts basis, subject to various conditions. Units were offered at a price equal to $1,000 per Unit on the initial date on which Units were sold and, thereafter, at the current net asset value per Unit on the first business day of each month, plus any applicable sales charge. The Distributor has entered into, and may continue to enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Units.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

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Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

1. Organization (continued)

Each prospective investor (and Members who subscribe for additional Units) is required to certify that the Units purchased are being acquired directly or indirectly for the account of either a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities and Exchange Commission Regulation D, or a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act, as amended. The Fund and/or the Selling Agent may impose additional eligibility requirements for Members who purchase Units. The minimum initial investment is $50,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $10,000, subject to waiver by the Adviser. Members may purchase their Units only through a Selling Agent or directly from the Fund.

Investments may be subject to a sales charge (a “Sales Charge”) of up to 3.00%, subject to waiver or adjustment (i) for investment in Units by affiliates of the Adviser; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by the Adviser; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales Charge for particular sub-sets of investors purchasing Units through such broker-dealer (i.e. where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold). The Sales Charge is in addition to the subscription price for Units and does not form a part of an investor’s investment in the Fund. All or a portion of the Sales Charge relating to Units is paid directly to the Selling Agent that assisted in the placement of such Units.

The Board, in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Members’ Units (each, an “Offer”) at net asset value per Unit on a repurchase date pursuant to an Offer. Any offer to repurchase Members’ Units will only be made to Members at the same time as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including the Fund. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, the Board will consider, among other things, the recommendation of the Adviser. Each such repurchase offer will generally apply to up to 10% of the net assets of the Fund. In an Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members semi-annually on each June 30 and December 31 (a “Repurchase date”) (or if such date is not a business day, on the immediately preceding business day). A Member who tenders for repurchase of such Member’s Units during the first year following such Member’s initial or any subsequent capital contribution will be subject to a fee of 5% of the value of the Units repurchased by the Fund, payable to the Fund. If a Member makes an additional subscription, a separate lock-up period also shall be

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

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Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

1. Organization (continued)

deemed to run from the date of such subscription for additional Units, but that separate lock-up period shall apply only to those additional Units.  The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the early repurchase fee. Any such waiver does not imply that the early repurchase fee will be waived at any time in the future. Members who tender a portion of their Units, up to 95% of such Member’s Units (defined as a specific dollar value in their Offer Acceptances (“Offer Acceptances”)), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund. Promptly after the Repurchase Date, each Member whose Units or portion thereof have been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member, including any Advisory Fee allocable to such Units via the Fund’s investment in the Master Fund). The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units via the Fund’s investment in the Master Fund), which will be paid on or prior to the Payment Date (an “Initial Payment”); and a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (the “Subsequent Payment”). Following the later of the completion of the Fund’s annual audit or such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date and the as adjusted Subsequent Payment will be paid to such Member.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Such policies are consistently followed by the Fund in the

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

9

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

2. Significant Accounting Policies (continued)

preparation of its financial statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The Adviser monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of April 30, 2014, the Fund holds cash accounts with entities that are affiliated with the Fund’s administrator.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s Units held in the Master Fund valued at their per Unit net asset value. Valuation of investment funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

As of April 30, 2014, the Fund held $39,511,786 of subscriptions received in advance which were invested in the Master Fund effective May 1, 2014.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in the Master Fund’s net asset value is included in net change in unrealized appreciation/depreciation in the statement of operations. Realized gain (loss) from investment in the Master Fund is calculated using the specific identification methodology.

Income dividends and capital gains distributions received by the Fund from the Master Fund are automatically reinvested in additional Units of the Master Fund, to the extent that the Fund’s

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

10

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

2. Significant Accounting Policies (continued)

Income Recognition and Expenses (continued)

investors have elected to reinvest dividends in accordance with the Fund’s dividend reinvestment plan.

Income Taxes

The Fund currently complies, and intends to continue to comply, with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2014. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax benefits in interest expense and penalties in other expenses in the statement of operations. Generally, tax authorities can examine all tax returns filed for the last three years.

The Fund has a tax year that ends on December 31.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carry forwards that expire.

At December 31, 2013, the Fund did not have any available unused short-term capital losses or unused long-term capital losses for federal income tax purposes.

As of April 30, 2014, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$595,755,731

Gross tax unrealized appreciation	14,468,941
Gross tax unrealized depreciation	–
Net tax unrealized appreciation/depreciation on investments	$14,468,941

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

11

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

2. Significant Accounting Policies (continued)

Income Taxes (continued)

Permanent differences, primarily due to the tax character of distribution, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2013:

Accumulated net investment loss	$89,075
Accumulated undistributed net realized gain from investments	$(89,075)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Master Fund generally invests its assets in investment funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (PFICs). As such, the Fund expects that distributions generally will be taxable as ordinary income to the Members.

The tax character of distributions paid during the tax year ended December 31, 2013, was as follows:

Ordinary income	$20,939,379
Long-term capital gain	$159,961

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$5,631
Unrealized appreciation/depreciation	$5,682,487

Dividend Reinvestment Plan

Each Member whose Units are registered in its own name will have all income, dividends and capital gains distributions automatically reinvested in additional Units unless such Member specifically elects to receive all income, dividends and capital gain distributions in cash.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

12

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

2. Significant Accounting Policies (continued)

New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-08 (“ASU 2013-08”), Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements.    ASU 2013-08 clarifies the characteristics of an investment company, provides comprehensive guidance for assessing whether an entity is an investment company and requires an investment company to measure noncontrolling ownership interests in other investment companies at fair value. In addition, ASU 2013-08 requires additional disclosures that the entity is an investment company, information about changes in an entity’s status an investment company, and information about financial support provided to an investee. The guidance is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The adoption of ASU 2013-08 is not expected to have a material impact on the Fund’s financial statements.

3. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the statement of assets and liabilities.

The units of account that are valued by the Fund are its Units in the Master Fund and not the underlying holdings of the Master Fund. Thus, the inputs used by the Fund to value its investment in the Master Fund may differ from the inputs used to value the underlying holdings of the Master Fund.

4. Advisory Fee, Related Party Transactions and Other

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund under an administrative services agreement.

The Fund pays to the Adviser an account servicing fee (the “Account Servicing Fee”). The Account Servicing Fee will accrue monthly at a rate equal to 0.0625% (a 0.75% annual rate) of the net asset value of each Member’s Units as of the close of business on the last calendar day of each month. The Account Servicing Fee is payable in arrears as of the last calendar day of the applicable quarter. The Adviser may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Units to a Selling Agent that assisted in the servicing of accounts. For the year ended April 30, 2014, the Fund incurred Account Servicing Fees of $2,903,559.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

13

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2014

4. Advisory Fee, Related Party Transactions and Other (continued)

The Fund incurs all ongoing ordinary administrative and operational costs of the Fund and certain expenses indirectly via its investment in the Master Fund, including accounting and administrative, custodian and advisory expenses. The Adviser has entered into an agreement (the “Expense Limitation Agreement”) with the Fund and the Master Fund whereby it has contractually agreed to waive its fees and/or reimburse certain of the Fund’s and Master Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expenses incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, the Advisory Fee paid by the Master Fund, and the Account Servicing Fee paid by the Fund) to the extent necessary to ensure that the monthly expenses of the Fund will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the Prospectus that was in effect at the time of the original waiver. Expenses in excess of the Expense Limitation, as waived and/or reimbursed by the Adviser for the year ended April 30, 2014, were $1,019,900 and are subject to recoupment by the Adviser from the Fund for future years as described above. An additional $884,974 from prior periods is also subject to recoupment as of April 30, 2014.

As of April 30, 2014, the Fund was entitled to reimbursement of $828,502 from the Adviser under the Expense Limitation Agreement. Such amount was offset against the Account Servicing Fees payable to the Adviser of $1,059,792.  The net amount of $231,290 is included in Payable to Adviser on the Statement of Assets and Liabilities as of April 30, 2014.

Compensation to the Board of the Fund during the year ended April 30, 2014 was $50,000.

As of April 30, 2014, a Director of the Fund held 0.02% of the Units in the Fund.

5. Subsequent Events

For the period May 1, 2014 to June 24, 2014, the Fund received subscriptions of approximately $90,101,000 and tenders of approximately $5,880,000.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

14

C O N S O L I D A T E D    F I N A N C I A L    S T A T E M E N T S

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2014
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Financial Statements

Year Ended April 30, 2014

Ernst & Young LLP 560 Mission Street Suite 1600 San Francisco, CA 94105	Tel: +1 415-894-8000 Fax: +1 415-894-9099 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of
Ironwood Institutional Multi-Strategy Fund LLC

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of April 30, 2014, by correspondence with the custodian, management of the investment funds, and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ironwood Institutional Multi-Strategy Fund LLC at April 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein,   in conformity with U.S. generally accepted accounting principles.

June 24, 2014

A member firm of Ernst & Young Global Limited

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Assets and Liabilities

April 30, 2014

Assets
Investments in investment funds, at fair value (cost $886,481,318)	$970,235,130
Cash	121,001,417
Prepaid investments in investment funds	46,500,000
Redemption receivable from investment funds	348,912
Other assets	23,959
Total assets	1,138,109,418

Liabilities
Payable on credit facility	74,949,623
Subscriptions received in advance	23,451,000
Subscriptions received in advance from Ironwood Multi-Strategy Fund LLC	39,435,960
Payable to Adviser	3,141,690
Accrued expenses	101,099
Redemptions payable	1,421,602
Redemptions payable to Ironwood Multi-Strategy Fund LLC	148,764
Total liabilities	142,649,738

Net assets	$995,459,680

Net assets consist of:
Paid-in capital	965,325,905
Accumulated net investment loss	(59,750,967)
Accumulated undistributed net realized gain from investments	6,130,930
Net unrealized appreciation on investments	83,753,812
Net assets	$995,459,680

Net asset value per unit: 893,721.46 units issued and outstanding, no par value	$1,113.84

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Operations

Year Ended April 30, 2014

Investment Income
Interest	$384

Expenses
Advisory fees	8,111,854
Interest expense	493,623
Expense limitation recapture	487,856
Fund administrative fees	404,237
Professional fees	417,077
Filing fees	217,909
Custody fees	153,734
Directors’ fees	50,000
Other	116,042
Total expenses	10,452,332

Net investment loss	(10,451,948)

Realized and unrealized gain from investments
Net realized gain from investments in investment funds	10,468,270
Net change in unrealized appreciation on investments in investment funds	53,697,749
Net realized and unrealized gain from investments	64,166,019
Net increase in net assets resulting from operations	$53,714,071

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2014	April 30, 2013

Net increase in net assets resulting from operations
Net investment loss	$(10,451,948)	$(3,296,872)
Net realized gain from investments in investment funds	10,468,270	1,101,413
Net change in unrealized appreciation on investments in investment funds	53,697,749	24,425,496
Net increase in net assets resulting from operations	53,714,071	22,230,037

Distributions to Members
Distributions from net investment income	(40,351,521)	(8,710,932)
Decrease in net assets from distributions to Members	(40,351,521)	(8,710,932)

Member transactions
Subscriptions (representing 544,865.30 and 235,278.31 units, respectively)	601,980,071	248,561,471
Reinvestment of distributions (representing 35,076.52 and 8,264.48 units, respectively)	37,847,915	8,466,036
Redemptions (representing 33,508.55 and 1,851.20 units, respectively)	(36,674,859)	(1,932,319)
Net increase in net assets from Member transactions	603,153,127	255,095,188

Total increase in net assets	616,515,677	268,614,293
Net assets, beginning of year	378,944,003	110,329,710
Net assets, end of year	$995,459,680	$378,944,003

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Cash Flows

Year Ended April 30, 2014

Operating activities
Net increase in net assets resulting from operations	$53,714,071
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in investment funds	(10,468,270)
Net change in unrealized appreciation on investments in investment funds	(53,697,749)
Purchase of investments in investment funds	(658,670,900)
Proceeds from sales of investments in investment funds	110,503,661
Increase in prepaid investments in investment funds	(20,450,000)
Decrease in redemption receivable from investment funds	293,179
Increase in other assets	(9,756)
Increase in payable to Adviser	1,965,800
Decrease in other liabilities	(12,500)
Increase in accrued expenses	50,779
Net cash used in operating activities	(576,781,685)

Financing activities
Subscriptions, net of change in subscriptions received in advance	651,371,031
Redemptions, net of change in redemptions payable	(35,164,700)
Dividend distribution	(2,503,606)
Proceeds from credit facility	548,600,000
Repayments of credit facility	(498,634,377)
Net cash provided by financing activities	663,668,348

Net change in cash	86,886,663
Cash at beginning of year	34,114,754
Cash at end of year	$121,001,417

Supplemental disclosure of cash flow information
Interest paid	$493,623

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Financial Highlights

				Period from
	Year	Year	Year	January 1,
	Ended	Ended	Ended	2011* to
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011

For a unit outstanding throughout the year:
Net asset value, beginning of period	$1,091.15	$1,044.82	$1,044.62	$1,000.00
Net investment loss(a)	(18.05)	(15.42)	(21.35)	(6.79)
Net realized gain and change in unrealized appreciation on investments in investment funds	110.84	119.42	32.25	51.41
Net increase in net assets resulting from operations	92.79	104.00	10.90	44.62
Distributions paid
Net investment income	(70.10)	(57.67)	(10.70)	-
Net asset value, end of year	$1,113.84	$1,091.15	$1,044.82	$1,044.62

Total return(b)	8.71%	10.31%	1.09%	4.46%

Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	1.56%	1.71%	2.85%	5.79%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	1.56%	1.59%	2.07%	1.98%
Ratio of net investment loss to average net assets(d)	(1.56%)	(1.59%)	(2.07%)	(1.98%)

Portfolio turnover	17.74%	8.67%	3.92%	0.43%

Net assets, end of year (in thousands)	$995,460	$378,944	$110,330	$31,129

(a) Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the period and a repurchase of the unit on the last day of the period, and assumes re-investment of all distributions during the period.

(c) Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d) Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

* Commencement of operations

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for periods less than a year have been annualized.  An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

April 30, 2014

				Next
				Available
			Percent of	Redemption
Description	Cost	Fair Value	Net Assets	Date (1)	Liquidity (2)

Investment Funds
Cayman Islands:
Relative Value:
Citadel Kensington Global Strategies Fund Ltd.	$82,031,146	$93,968,975	9.43%	6/30/2014	Quarterly (9)
D.E. Shaw Composite International Fund	45,232,762	53,115,714	5.34	6/30/2014	Quarterly (3)
HBK Multi-Strategy Offshore Fund Ltd.	43,834,503	44,859,764	4.51	6/30/2014	Quarterly (4)
Hutchin Hill Capital Offshore Fund, Ltd.	64,593,750	71,755,179	7.21	6/30/2014	Quarterly (4)
KLS Diversified Fund Ltd.	16,800,000	17,782,553	1.79	6/30/2014	Quarterly
OZ Overseas Fund II, Ltd.	400,000	488,297	0.05	6/30/2014	Annual
Total Relative Value	252,892,161	281,970,482	28.33

Market Neutral and Hedged Equity:
Citadel Global Equities Fund Ltd.	23,136,933	25,906,273	2.60	5/31/2014	Monthly (5)
Millennium International, Ltd.	79,822,870	84,498,649	8.49	6/30/2014	Quarterly (4)
Rosemont Offshore Fund, Ltd.	8,839,391	8,699,559	0.87	6/30/2014	Quarterly
Visium Global Offshore Fund, Ltd.	25,000,000	24,074,833	2.42	5/31/2014	Monthly
Total Equity Market Neutral and Hedged Equity	136,799,194	143,179,314	14.38

Event-Driven:
Elliott International Limited	60,325,000	66,764,003	6.71	6/30/2014	Semi-Annual (6)
Eton Park Overseas Fund, Ltd.	992	761	0.00	n/a	Other (7)
HG Vora Special Opportunities Fund, Ltd.	42,500,000	45,069,677	4.53	6/30/2014	Monthly
JMB Capital Partners Offshore, Ltd.	31,000,000	30,689,878	3.08	3/31/2015	Annually
Magnetar Capital Fund II Ltd	53,389,858	57,601,257	5.79	6/30/2014	Quarterly (3)
Magnetar Equity Opportunities Fund Ltd.	177,625	295,747	0.03	5/31/2014	Monthly
Magnetar Global Event Driven Fund Ltd.	35,200,000	37,315,128	3.75	6/30/2014	Quarterly (4)
Panning Overseas Fund, Ltd.	36,150,000	38,098,081	3.83	6/30/2014	Quarterly (4)
Roystone Capital Offshore Fund Ltd.	39,000,000	41,303,839	4.15	6/30/2014	Quarterly (4)
Suvretta Offshore Fund, Ltd	40,100,000	43,902,987	4.41	6/30/2014	Quarterly
XPI Holding I Ltd	61,288	74,256	0.01	n/a	Other (7)
Total Event-Driven	337,904,763	361,115,614	36.29

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

April 30, 2014

				Next
				Available
			Percent of	Redemption
Description	Cost	Fair Value	Net Assets	Date (1)	Liquidity (2)

Investment Funds (continued)
Cayman Islands (continued):
Distressed and Credit Securities:
Cerberus International SPV, Ltd	$2,568,014	$4,028,859	0.40%	n/a	Other (7)
MidOcean Credit Opportunity Offshore Fund, Ltd	4,450,000	5,123,692	0.51	6/30/2014	Quarterly
Monarch Debt Recovery Fund Ltd	44,532,500	50,445,016	5.07	6/30/2014	Annually
Monarch Structured Credit Fund Ltd	2,368,005	2,816,296	0.28	n/a	Other (8)
Monarch Structured Credit Fund Ltd Series II	745,018	1,096,376	0.11	n/a	Other (8)
Monarch Structured Credit Fund Ltd Series IV	8,712,588	9,638,599	0.97	n/a	Other (8)
Silver Point Capital Offshore Fund, Ltd.	45,519,291	53,795,316	5.40	6/30/2014	Annually
Total Distressed and Credit Securities:	108,895,416	126,944,154	12.74

Total Cayman Islands	836,491,534	913,209,564	91.74

British Virgin Islands:
Event-Driven:
Perry Partners International, Inc.	49,306,812	56,004,058	5.63	6/30/2014	Quarterly (4)
Distressed and Credit Securities:
King Street Capital, Ltd.	10,477	11,146	0.00	n/a	Other (7)

Total British Virgin Islands	49,317,289	56,015,204	5.63

Bahamas:
Distressed and Credit Securities:
Cerberus International, Ltd.	672,495	1,010,362	0.10	n/a	Other (7)

Total Bahamas	672,495	1,010,362	0.10

Total investments in investment funds	$886,481,318	$970,235,130	$97.47%

Other assets, less liabilities		25,224,550	2.53

Net assets		$995,459,680	100.00%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

April 30, 2014

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after April 30, 2014 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to thirty months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.

(3) Subject to a 12.5% quarterly investor level gate.

(4) Subject to a 25% quarterly investor level gate.

(5) Subject to a 16.67% monthly investor level gate.

(6) Approximately 13% of this investment is subject to a 25% semi-annual investor level gate.

(7) The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(8) The investment fund will attempt to liquidate all of its assets and distribute proceeds during the 12 month period following the end of the investment period.

(9) Approximately 78% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 22% of this investment is available every 18 months.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

1.  Organization

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010. The Fund commenced operations on January 1, 2011, and operates pursuant to the terms and conditions of the amended and restated limited liability company agreement (“the LLC Agreement”). While non-diversified for the Investment Company Act of 1940 (“the 1940 Act”) purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by generally allocating capital among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. Each is managed by an independent investment adviser pursuant to relative value investment strategies or other techniques, and subject to various risks.

Ironwood Capital Management Corporation serves as the Fund’s investment adviser (“the Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (“the Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (“the Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the LLC Agreement or unless, and until, required by law.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a “Master fund” in a “Master-Feeder” structure whereby a feeder fund invests substantially all of its assets in the Fund. At April 30, 2014, Ironwood Multi-Strategy Fund LLC, a feeder fund to the Fund, represented 61.30% of the Fund’s net assets.

Foreside Fund Services, LLC acts as the distributor (“the Distributor”) of the Units on a best-efforts basis, subject to various conditions. Units were offered at a price equal to $1,000 per Unit on the initial date on which Units were sold and, thereafter, at the current net asset value per Unit on the first business day of each month, plus any applicable sales charge. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agreed to participate in the distribution of the Fund’s Units.

Each prospective investor (and Members who subscribe for additional Units) is required to certify that the Units purchased are being acquired directly or indirectly for the account of either a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities and

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

1.  Organization (continued)

Exchange Commission Regulation D, or a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act, as amended. The Fund and/or the Selling Agent may impose additional eligibility requirements for Members who purchase Units. The minimum initial investment is $250,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $50,000, subject to waiver by the Adviser. Members may purchase their Units only through a Selling Agent or directly from the Fund.

Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.00%, subject to waiver or adjustment (i) for investment in Units by affiliates of the Adviser; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by the Adviser; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales Charge for particular sub-sets of investors purchasing Units through such broker-dealer (i.e. where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold). The Sales Charge is in addition to the subscription price for Units and does not form a part of an investor’s investment in the Fund. All or a portion of the Sales Charge relating to Units is paid directly to the Selling Agent that assisted in the placement of such Units.

The Board, in its sole and absolute discretion, may determine to cause the Fund to make a tender offer to repurchase Members’ Units (each, an “Offer”) at net asset value per Unit on a repurchase date. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, the Board will consider, among other things, the recommendation of the Adviser.  Each such repurchase offer will generally apply to up to 10% of the net assets of the Fund.  In an Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members semi-annually on each June 30 and December 31 (a “Repurchase Date”) (or if such date is not a business day, on the immediately preceding business day).  A Member who tenders for repurchase such Member’s Units during the first year following such Member’s initial or any subsequent capital contribution will be subject to a fee of 5% of the value of the Units repurchased by the Fund, payable to the Fund. If a Member makes an additional subscription, a separate lock-up period also shall be deemed to run from the date of such subscription for additional Units, but that separate lock-up period shall apply only to those additional Units.  The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the early repurchase fee. Any such waiver does not imply that the early repurchase fee will be waived at any time in the future. Members who tender a portion of their Units, up to 95% of such Member’s Units (defined as a specific

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

1.  Organization (continued)

dollar value in their Offer Acceptances (“Offer Acceptances”)), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund. Promptly after the Repurchase Date, each Member whose Units or portion thereof have been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member, including any Advisory Fee allocable to such Units). The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units), which will be paid on or prior to the Payment Date (an “Initial Payment”); and a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (“the Subsequent Payment”). Following the later of the completion of the Fund’s annual audit, or such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date and the as-adjusted Subsequent Payment will be paid to such Member.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

2.  Significant Accounting Policies (continued)

Basis of Consolidation

The Fund invests approximately 0.05% of its assets in Ironwood Multi-Strategy Fund Ltd., (the “CFC”) a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. The CFC is used to invest in investment funds which do not allow United States entities to invest directly. The consolidated financial statements include the results of the Fund and CFC, after the elimination of all material intercompany balances and transactions.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Portfolio Valuation

The Board has approved procedures pursuant to which the Fund values its investments in investment funds at fair value. See Note 4 for more information.

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The Adviser monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of April 30, 2014, the Fund holds cash accounts with entities that are affiliated with the Fund’s custodian and the Fund’s administrator.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in investment funds’ net asset values are included in net change in unrealized appreciation/depreciation on investments in investment funds in the consolidated statement of operations. Realized gain (loss) from investments in investment funds is calculated using the specific identification methodology.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

2.  Significant Accounting Policies (continued)

Income Taxes

The Fund currently complies, and intends to continue to comply, with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2014. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax benefits in interest expense and penalties in other expenses in the consolidated statement of operations. Generally, tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on December 31.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carry forwards that expire.

At December 31, 2013, the Fund had available for federal income tax purposes unused short-term capital losses that will not expire of $1,602,377 and long-term capital losses that will not expire of $414,632.

As of April 30, 2014, the aggregate cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$959,092,042

Gross tax unrealized appreciation	13,901,190
Gross tax unrealized depreciation	(2,758,102)
Net tax unrealized appreciation/depreciation on investments	$11,143,088

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

Permanent differences, primarily due to the sale of marked-to-market passive foreign investment companies (“PFICs”) resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2013:

Accumulated net investment loss	$4,954,098
Accumulated net realized loss from investments	$(4,954,908)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in investment funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs. As such, the Fund expects that distributions generally will be taxable as ordinary income to the Members.

The tax character of distributions paid during the tax year ended December 31, 2013, was as follows:

Distributions paid from:

Ordinary income	$40,351,521
Long-term capital gain	$-

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,522,390
Accumulated capital losses	$(2,017,009)
Unrealized appreciation (depreciation)	$(140,559)

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

2.  Significant Accounting Policies (continued)

Dividend Reinvestment Plan

Each Member whose Units are registered in its own name will have all income dividends and capital gains distributions automatically reinvested in additional Units unless such Member specifically elects to receive all income dividends and capital gain distributions in cash.

New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-08 (“ASU 2013-08”), Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements.    ASU 2013-08 clarifies the characteristics of an investment company, provides comprehensive guidance for assessing whether an entity is an investment company and requires an investment company to measure noncontrolling ownership interests in other investment companies at fair value. In addition, ASU 2013-08 requires additional disclosures that the entity is an investment company, information about changes in an entity’s status an investment company, and information about financial support provided to an investee. The guidance is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The adoption of ASU 2013-08 is not expected to have a material impact on the Fund’s financial statements.

3.  Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these investment funds is limited to the value of the Fund’s interest in these investment funds as reported by the Fund.

4.  Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the consolidated statement of assets and liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. For its investments in investment funds, the Fund ordinarily considers fair value to be an amount equal to the Fund’s pro rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

4.  Fair Value of Financial Instruments (continued)

respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the investment funds’ managers or general partners pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser values the Fund’s investments in investment funds based on such reasonably available relevant information as it considers material. The Adviser has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Fund’s interest in such investment fund, consistent with the Fund’s fair valuation procedures.

If no value is readily available from an investment fund or if a value supplied by an investment fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board supervision.

Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of April 30, 2014, no investments were exclusively valued by the Adviser.

At April 30, 2014, approximately 0.01% of the Fund’s net assets were invested in side pockets maintained by the investment funds. Side pockets are sub-funds within the investment funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the investment funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

The following paragraphs summarize the investment strategies of the investment funds held by the Fund as of April 30, 2014.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

4.  Fair Value of Financial Instruments (continued)

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). Ironwood will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

4.  Fair Value of Financial Instruments (continued)

Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.

The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 – other significant observable inputs (including observable net asset values where the investment is not traded in an active market and is subject to transfer restrictions and fair value of investments where the Fund has the ability to redeem tranches at net asset value as of the measurement date or within one quarter of the date of measurement without paying an early redemption fee (the “near term”)).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, and fair value of investments where the Fund does not have the ability to redeem tranches at net asset value as of the measurement date or within the near term as defined above).

Investments in investment funds are included in Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the underlying investment funds and their ability to liquidate their underlying investments. The investment funds generally hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda.

If the Fund has the ability to redeem its investment at the reported net asset valuation in the near term, the investment is generally included in Level 2 of the fair value hierarchy.  If the Fund does

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

4.  Fair Value of Financial Instruments (continued)

not know precisely when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy. The methodology used for determining the classification level for U.S. GAAP reporting is not an indication of the risks associated with investing in those investments. The Fund believes that when evaluating the Fund's liquidity, the match between the liquidity of investments and the timing of the Fund's June 30 and December 31 tender periods is a more meaningful measure.

The units of account that are valued by the Fund are its interests in the investment funds and not the underlying holdings of such investment funds. Thus, the inputs used by the Fund to value its investments in each of the investment funds may differ from the inputs used to value the underlying holdings of such investment funds. The table presented below is not intended to be indicative of the fair value hierarchy classification of investments in the underlying portfolios of the investment funds.

The following is a summary of the fair value inputs used, by investment strategies of the investment funds, as of April 30, 2014 (amounts in thousands):

Investment funds	Level 1	Level 2	Level 3	Total

Relative Value	$-	$126,970	$155,001	$281,971
Market Neutral and Hedged Equity	-	57,552	85,627	143,179
Event-Driven	-	78,636	338,483	417,119
Distressed and Credit Securities	-	5,124	122,842	127,966
Total	$-	$268,282	$701,953	$970,235

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

4.  Fair Value of Financial Instruments (continued)

The following is a reconciliation of investment funds by investment strategies for which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Investments in investment funds
	Relative Value	Market Neutral and Hedged Equity	Event-Driven	Distressed and Credit Securities	Total
Balance as of May 1, 2014	$72,922	$29,852	$73,211	$83,011	$258,996
Purchases	102,770	70,964	282,397	53,450	509,581
Sales	(34,715)	-	(522)	(18,013)	(53,250)
Net realized gain	3,329	-	85	2,727	6,141
Net change in unrealized appreciation	10,695	3,982	17,090	8,569	40,336
Transfers to Level 2	-	(19,171)	(33,778)	(6,902)	(59,851)
Balance as of April 30, 2014	$155,001	$85,627	$338,483	$122,842	$701,953

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfers out of Level 3 in the above reconciliation table are primarily due to the expiration of investment funds’ lock-up periods. There were no transfers between Level 1 and Level 2 for the year ended April 30, 2014.

Net change in unrealized appreciation/ (depreciation) on Level 3 assets still held as of April 30, 2014 was $42,182,175.

Net unrealized gains/ (losses) in the table above are reflected in the accompanying Statement of Operations.

The significant unobservable input used in the fair value measurement for Level 3 investments was the net asset value provided by the investment funds.

5.  Investment Transactions
Total purchases of investment funds for the year ended April 30, 2014 were $658,670,900. Total proceeds from redemptions of investment funds for the year ended April 30, 2014 were $110,503,661. As of April 30, 2014, gross unrealized appreciation on investment funds was $86,511,913 and gross unrealized depreciation was $2,758,101.

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

6.  Prepaid Investments

Prepaid investments in investment funds represent amounts transferred prior to month-end to investment funds to be made effective May 1, 2014, pursuant to each investment fund’s operating agreements.

7.  Advisory Fee, Related Party Transactions and Other

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.10% (1.20% on an annualized basis) of the Fund’s month end net asset value. The advisory fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The advisory fee is in addition to the asset-based management fees and incentive fees or allocations charged by the underlying investment funds and indirectly borne by Members in the Fund. For the year ended April 30, 2014, the Fund incurred advisory fees of $8,111,854, of which $2,791,314 was payable to the Adviser at April 30, 2014.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly.

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the Fund. The Fund compensates the Custodian for providing custody services to the Fund.

The Fund pays all investment expenses, including, but not limited to, brokerage commissions and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its share of expenses of the investment funds, including management fees to the investment advisers of the investment funds (generally ranging from 0.00% to 3.00% of assets under management) and performance fees or allocations to such investment advisers (generally ranging from 15% to 25% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the fund administrator or the regulatory and compliance administrator. The Fund will also directly pay any extraordinary operating expenses. The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

7.  Advisory Fee, Related Party Transactions and Other (continued)

commissions, interest expenses incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the Advisory Fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the Prospectus that was in effect at the time of the original waiver.  As of April 30, 2014, the carry forward amount subject to potential future reimbursement to the Adviser was $626,576.

For the year ended April 30, 2014, the Adviser recaptured $487,856 of previously waived expenses under the Expense Limitation Agreement. Such amount is included on the Consolidated Statement of Operations as an increase to current year expenses.

As of April 30, 2014, $350,376 of this amount was payable to the Adviser. Such amount is included in Payable to Investment Adviser on the Consolidated Statement of Assets and Liabilities.

Compensation to the Directors of the Fund during the year ended April 30, 2014 was $50,000.

As of April 30, 2014, the Directors, Officers, and the Adviser and employees, directly or indirectly held Units in the Fund as follows:

	Units	% of Net Assets

Directors	903.54	0.10%
Officers	125.70	0.01
The Adviser and employees	2,916.63	0.33
Total	3,945.87	0.44%

8.  Credit Facility

The Fund maintains a secured credit agreement with Credit Suisse International for a revolving line of credit (the “Credit Facility”). Effective December 16, 2013, the maximum availability under the Credit Facility was increased from $25,000,000 to $75,000,000 subject to specific asset-based covenants.  Borrowings are collateralized in full by certain assets of the Fund and bear interest at an annual rate of LIBOR plus 1.85% (the “spread”). Prior to December 16, 2013, the spread was 1.90%.  Interest is accrued daily on any outstanding balance and, if not repaid on

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements

April 30, 2014

8.  Credit Facility (continued)

the interest accrual date, is automatically added to the principal amount of the loan. The Fund also pays a commitment fee of 0.85% based on the amount by which the maximum availability exceeds the outstanding loan balance. Prior to December 16, 2013 the commitment fee was 1.00%.  The contractual maturity of the Credit Facility is April 30, 2015. As of April 30, 2014, the interest rate in effect was approximately 2.07%.  For the year ended April 30, 2014, the average borrowings and average interest rate were approximately $7,888,641 and 2.12%, respectively.

9.  Subsequent Events

For the period May 1, 2014 to June 24, 2014, the Fund received subscriptions of approximately $138,447,000 and tenders of approximately $9,093,000.

Effective June 24, 2014, the maximum availability under the Credit Facility was increased from $75,000,000 to $125,000,000.

Fund Management

The Fund’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the Directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”). The other Directors are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors (unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships

Independent Directors
Richard W. Meadows Age: 64	Independent Director	Term – indefinite Length – Since inception	Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 64	Independent Director	Term – indefinite Length – Since inception	Executive Vice President of mutual fund administration firm	2	0
Interested Directors*
Jonathan Gans Age: 42	President, Director, Chairman of the Board	Term – indefinite Length – Since inception	Chief Executive Officer and President of Ironwood	2	0
* Mr. Gans is deemed to be an “interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Officers (unaudited)

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2014. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 42	Chief Executive Officer, President	Term - indefinite Length - Since inception	Chief Executive Officer and President of Ironwood Capital Management
Laurie Chatoff Age: 46	Secretary	Term - indefinite Length - Since 3/15/2013	Director of Finance of Ironwood Capital Management as of 10/3/2011 Previous: Consultant to Alternative Investment Clients
Alison Sanger Age: 42	Chief Compliance Officer	Term - indefinite Length - Since inception	Chief Operating Officer/ Chief Compliance Officer of Ironwood Capital Management
Martha Boero Age: 31	Treasurer	Term - indefinite Length - Since 3/15/2013	Controller of Ironwood Capital Management as of 7/1/2009 Previous: Fund Accountant of Ironwood Capital Management

Privacy Policy (unaudited)

IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC
IRONWOOD MULTI-STRATEGY FUND LLC
PRIVACY STATEMENT

Ironwood Capital Management Corporation (“Ironwood”) believes that protecting the privacy of Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC investors’ nonpublic personal information (“personal information”) is of the utmost importance.  Personal information is nonpublic information about investors that is personally identifiable and that Ironwood obtains in connection with providing a financial product or service to investors.  For example, personal information includes information regarding each investor’s account balance and investment activity.  This statement describes the personal information that Ironwood collects about investors, and Ironwood’s treatment of that information.

Ironwood collects personal information about investors from the following sources:

(i)	Information it receives from investors in the investor certification; and

(ii)
Information about investors’ transactions with Ironwood, Ironwood Institutional Multi-Strategy Fund LLC, Ironwood Multi-Strategy Fund LLC, their affiliates or others (for example, account activity and balances).

Ironwood does not disclose any personal information it collects, as described above, about its customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to its accountants, attorneys and auditors, or otherwise as permitted by law.

Ironwood restricts access to personal information it collects about investors to its personnel who need to know that information in order to provide products or services to investors.  Ironwood maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard investors’ nonpublic personal information.

Ironwood reserves the right to change this privacy notice, and to apply changes to information previously collected, as permitted by law.  Ironwood will inform investors of any changes as required by law.

Investors with questions on this policy may contact Ironwood at (415) 777-2400.

Item 2. Code of Ethics.

(a)
The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)
There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(d)
The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that M. Kelley Price is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $46,082 for the fiscal year ended April 30, 2014, and $26,500 for the fiscal year ended April 30, 2013.

Audit-Related Fees

(b)
The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2014, and $0 for the fiscal year ended April 30, 2013.

Tax Fees

(c) The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $7,500 for the fiscal year ended April 30, 2014, and $7,000 for the fiscal year ended April 30, 2013, all of which required pre-approval by the Board’s Audit Committee

All Other Fees

(d) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended April 30, 2014, and $0 for the fiscal year ended April 30, 2013.

(e) (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2014: audits of the Fund required by regulatory or statutory bodies; audits of management assertions related to the effectiveness of internal controls over financial reporting as required under the Sarbanes-Oxley Act; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matter; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0

(c) 0

(d) 0

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for the last fiscal year of the Fund was $107,500.

(h)
The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unit holders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund is a feeder fund in a “master-feeder’ structure whereby it invests all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund invests in other private investment funds (the “Underlying Funds”).  As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds.  Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Master Fund receives notices or proxies from Underlying Funds (or to the extent the Master Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities to Ironwood.  Ironwood will vote proxies and respond to investor consent requests in the best interests of the Master Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)           Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)         election of directors (where there are no related corporate governance issues);

(B)          selection or reappointment of auditors; or

(C)          increasing or reclassification of common stock.

(ii)           Ironwood will generally vote against proposals that:

(A)          make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)           introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund.  In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of April 30, 2014.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Frederick Gans and Benjamin Zack (the “Portfolio Managers”). The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment. A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment. Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood. He is a member of the firm’s Investment & Risk Committee, Management Committee and Valuation Committee. Mr. Gans joined Ironwood in 1996. Mr. Gans is responsible for all aspects of Ironwood’s operations in its role as general partner and investment adviser of the Ironwood investment funds.  Prior to joining Ironwood, Mr. Gans was employed at St. Claire Capital Management, where he served as General Counsel and COO. His prior professional experience also includes positions at the SEC Division of Enforcement and Glenwood Financial Group.  Mr. Gans is a member of the California State Bar, the California Bar’s Business Law Section and the American Bar Association. He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.

Fred is the Founder of Ironwood.  He is a member of the firm’s Investment & Risk and Management Committees.  In addition to founding Ironwood, in 1992 Fred also co-founded the predecessor fund to Ironwood’s investment funds.  Fred was previously employed by Bear, Stearns & Co., Inc. in San Francisco as a limited partner, Associate Director and then Managing Director, and as Vice President of Smith Barney and Co., where he serviced institutional and high net worth individual accounts.  Fred earned a B.A. degree in Mathematics from Case Western Reserve University, Cleveland, Ohio.  He also received an M.S. degree in Statistics from Columbia University’s Graduate School of Business.

Benjamin Zack, FRM, joined Ironwood in 2004 and is a Managing Director and a member of the firm’s Investment & Risk Committee.  Prior to joining Ironwood, Mr. Zack worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives, including mergers and acquisitions, equity and debt issuances and restructurings.  Mr. Zack earned a B.B.A. in Finance from the University of Texas at Austin and a M.B.A. in Finance from the Wharton School at the University of Pennsylvania. Mr. Zack has earned the designation of Financial Risk Manager – Certified by the Global Association of Risk Professionals.

(a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2014

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	1(1)	$995,460,000	0	$0
Jonathan Gans	1(1)	$995,460,000	0	$0
Benjamin Zack	1(1)	$995,460,000	0	$0
(1)           The other registered investment company managed by this portfolio manager is the Master Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2014

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	2	$1.07 billion	0	$0
Jonathan Gans	2	$1.07 billion	0	$0
Benjamin Zack	2	$1.07 billion	0	$0

Other Accounts Managed as of April 30, 2014

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	0	$0	0	$0
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers management of the Fund’s investments:

1)
The Adviser also provides investment advisory services to other investment funds which utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”).  The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)
Preferential Terms.  Ironwood, its affiliates, or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Master Fund.

3)
Allocation of Investments with Underlying Funds Between Funds.  Ironwood is also the investment adviser of the Other Ironwood Funds.  To the extent practicable, Ironwood selects Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds may have made or may make an investment. In some cases, the Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Fund may be forced to waive voting rights to address regulatory implications that might arise under the 1940 Act. The Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

4)
Directors, officers, and employees of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of April 30, 2014.

Jonathan Gans and Frederick Gans are employees and majority owners of Ironwood. They receive fixed compensation from Ironwood and, as majority owners of Ironwood, receive quarterly shareholder distributions. They do not receive any additional compensation from the Fund for serving as portfolio managers of the Fund. Benjamin Zack is a minority owner of Ironwood and receives quarterly shareholder distributions. Additionally, Ironwood pays a combination of base compensation and discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite,” which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Zack may elect to defer a portion of the discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Zack does not receive any additional compensation from the Fund.

 (a)(4) Disclosure of Securities Ownership

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2014
Jonathan Gans	$100,001 to $500,000

(b) Not applicable

Item 9. Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) , or this Item.

Item 11. Controls and Procedures.

(a)      The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           Ironwood Multi-Strategy Fund LLC
By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 8, 2014

By

/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)

Date:  July 8, 2014